SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934
                        ___________________


   Date of Report (Date of earliest event reported) July 5, 2002

                              BICO, INC.
        (Exact name of registrant as specified in its charter)


Pennsylvania                      0-10822                  25-1229323
(State of other jurisdiction (Commission File Number)     (IRS Employer
 of incorporation)                                      Identification No.)


2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code (412) 429-0673

       _________________________________________________________
     (Former name or former address, if changes since last report.)




Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          On July 5, 2002, the Company held a special stockholders' meeting, and the stockholders approved amending the Company's Articles of Incorporation to increase the number of authorized shares of common stock to 8 billion shares.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements and Businesses Acquired
              - Not Applicable.
         (b)  Pro Forma Financial Information - Not Applicable.
         (c)  Exhibits - Not Applicable


SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BICO, INC.

                                     by /s/ Fred E. Cooper
                                            Fred E. Cooper,CEO

DATED:  July 5, 2002